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                                                                    EXHIBIT 99.4

                              U.S. CASTINGS, LLC
                      LIMITED LIABILITY COMPANY AGREEMENT

     This limited liability company agreement ("Agreement") of U.S. Castings, LLC, a Delaware limited liability company (the "Company"), is entered into the 13th day of June, 2001, by the "Members" (as defined below).

                                  Background
                                  ----------

     WHEREAS, the Company has been formed as a limited liability company pursuant to the filing of a certificate of formation (the "Certificate") pursuant to the Delaware Limited Liability Company Act; and

     WHEREAS, the Members desire to set forth in this Agreement the rights and obligations of the Members with respect to the Company.

                                   Agreement
                                   ---------

     NOW, THEREFORE, intending to be legally bound hereby, the parties hereto agree as follows:

                                   SECTION 1
                      DEFINED TERMS; OPERATION OF COMPANY
                      -----------------------------------

     1.1  Defined Terms.  When used in this Agreement, the following
          -------------
capitalized terms shall have the meanings set forth below:

          "Act" means the Delaware Limited Liability Company Act.

          "Adjusted Capital Account" means a Member's Capital Account, adjusted as follows: (a) any deficit balance in a Member's Capital Account shall be reduced by any amount that the Member is obligated to restore to the Company, or any amount the Member is treated as obligated to restore to the Company under Regulation (S) 1.704-1(b)(2)(ii)(c), Regulation (S) 1.704-2(g) and Regulation
(S) 1.704-2(i)(5); and (b) a Member's Capital Account shall be adjusted for items specified in subsections (4), (5), and (6) of Regulation (S) 1.704-1(b)(2)(ii)(d) that, as of the end of the year, are reasonably expected to occur with respect to the Member.

          "Affiliate" means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by, or under common control with such Person, (ii) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person, (iii) any officer, director, general partner, or manager of such Person, or (iv) any Person who is an officer, director, general partner, manager, trustee, or holder of ten

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percent (10%) or more of the voting interests of any Person described in clauses
(i) through (iii) of this sentence. For purposes of this definition, "controls," "is controlled by," or "is under common control with" shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Agreement" means this limited liability company agreement, as the same may be amended from time to time.

          "Bankruptcy" means, with respect to any Person, (i) the filing of any petition or answer by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or such Person's debts under any law relating to bankruptcy, insolvency, or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian, or other similar official for such Person for any substantial part of its property, or (ii) without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or other similar relief under any bankruptcy, liquidation, dissolution, or other similar statute, law, or regulation, or the filing of any such petition against such Person which petition shall not be dismissed within ninety (90) days, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver, or liquidator of such Person or of all or any substantial part of the property of such Person which order shall not be dismissed within sixty (60) days.

          "Book Value" means the adjusted basis of the Company's property for federal income tax purposes, with the adjustments provided in Section 2.4.4 of this Agreement.

          "Capital Account" means the account established and maintained for each Member in accordance with Section 2.4 of this Agreement.

          "Capital Contribution" means the amount of money and the Book Value of any property contributed to the Company by a Member (net of any liabilities to which such property is subject or that are assumed by the Company in connection with such contribution). If any Unit is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Contribution of the transferor to the extent it relates to the transferred Unit.

          "Capital Event" means any disposition of all or any part of Company property not in the ordinary course of business, including, without limitation, a sale,

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exchange, condemnation, casualty, or grant of a long-term leasehold, or any borrowing by the Company secured by Company property.

          "Certificate" means the certificate of formation for the Company, and any amendments thereto.

          "Class" means Class A or Class B, or any other Class of Member that may be established by the Managers (subject to the terms hereof), as the context requires.

          "Class A Member" means the Person designated as a Class A Member on Exhibit "A" attached hereto, and any Person who is admitted as a Class A Member in accordance with this Agreement.

          "Class B Member" means the Person designated as a Class B Member on Exhibit "A" attached hereto, and any Person who is admitted as a Class B Member in accordance with this Agreement.

          "Class A Unit" means any Unit designated as a Class A Unit pursuant to
Section 2.1 of this Agreement.

          "Class B Unit" means any Unit designated as a Class B Unit pursuant to
Section 2.1 of this Agreement.

          "Closing Date" means June 14, 2001.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Company" means the limited liability company formed and operated pursuant to the terms of this Agreement.

          "Company Minimum Gain" has the same meaning as "partnership minimum gain" as set forth in Regulation (S) 1.704-2(b)(2) and 1.704-2(d).

          "Depreciation" means the amount determined for each year or other period as an amount equal to the depreciation, amortization, or other cost recovery deduction allowable with respect to any Company property for such year or other period, except that, if the Book Value of any property differs from its adjusted tax basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Book Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the adjusted tax basis of a property at the beginning of a year is zero, Depreciation shall be determined for such property with reference to Book Value using any reasonable method selected by the Managers.

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          "Incapacity" means (a) with respect to a natural Person, the
Bankruptcy, death or determination of incompetency or insanity of such Person and (b) with respect to any other Person, the Bankruptcy, liquidation or dissolution of such Person.

          "Indemnified Person" means any Member, any Manager or officer of the Company, or any officer, director, shareholder, partner, member, manager, employee, or agent of a Manager, Member or officer of the Company.

          "Issuer Cap" means 25% of the amount by which the Company's Net Ordinary Proceeds for the year exceeds distributions made pursuant to Section 3.1(a) for the year.

          "Managers" means the Persons designated as managers of the Company in accordance with Section 5 of this Agreement.

          "Members" means the Class A Members and Class B Members, and any Person subsequently admitted as a Member in accordance with the terms of this Agreement.

          "Member Nonrecourse Debt" has the same meaning as "partner nonrecourse debt" as set forth in Regulation (S) 1.704-2(b)(4).

          "Member Nonrecourse Debt Minimum Gain" has the same meaning as "partner nonrecourse debt minimum gain" as set forth in Regulation (S) 1.704-2(i)(3).

          "Member Nonrecourse Deductions" has the same meaning as "partner nonrecourse deductions" as set forth in Regulation (S) 1.704-2(i)(2).

          "Net Capital Proceeds" means gross cash or property received by the Company from all Capital Events, including reductions in Reserves that reduced Net Capital Proceeds for prior periods, reduced by the portion used (i) to pay Company expenses incurred in connection with such Capital Event, (ii) to pay any Company indebtedness due in connection with such Capital Event, and (iii) to fund Reserves.

          "Net Ordinary Proceeds" means gross cash or property received by the Company from all sources other than working capital changes, Capital Contributions or Capital Events, including reductions in Reserves that reduced Net Ordinary Proceeds for prior periods, reduced by the portion used (i) to pay Company expenses, including debt service, and (ii) to fund Reserves.

          "Nonrecourse Deductions" has the meaning set forth in Regulation (S) 1.704-2(b)(1).

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          "Percentage Interest" means the percentage determined under Section
2.3 of this Agreement.

          "Person" means any individual or any partnership, corporation, trust, limited liability company or other legal entity.

          "Preferred Return" means with respect to each outstanding Class A Unit an amount equal to the par value of such Class A Unit multiplied by five 5% per annum, which to the extent not paid shall accrue and compound annually.

          "Profits" and "Losses" mean, for each year or other period, an amount equal to the Company's taxable income or loss for such year or period, determined in accordance with (S) 703(a) of the Code (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to (S) 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

          (a) Any income of the Company that is exempt from federal income tax and not otherwise taken into account in computing Profits and Losses shall be added to such taxable income or loss.

          (b) Any expenditures of the Company described in (S) 705(a)(2)(B) of the Code or treated as (S) 705(a)(2)(B) expenditures pursuant to Regulation (S) 1.704-1(b)(2)(iv)(i) and not otherwise taken into account in computing Profits and Losses shall be subtracted from such taxable income or loss.

          (c)  If the Book Value of any Company property is adjusted pursuant to
Section 2.4.4(b) of this Agreement, the amount of such adjustment shall be taken into account as Profit or Loss from the disposition of such property for purposes of computing and allocating Profits or Losses.

          (d) Gain or loss resulting from any disposition of Company property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Book Value of the asset disposed of, notwithstanding that the adjusted tax basis of such asset differs from its Book Value.

          (e) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such year or other period as determined in accordance with this Agreement.

          (f) To the extent adjustment to the adjusted tax basis of any Company asset pursuant to (S) 734(b) or (S) 743(b) of the Code is required, pursuant to

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Regulations (S) 1.704-1(b)(2)(iv)(m), to be taken into account in determining
Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

          (g) Items of income, gain, loss or deduction specially allocated pursuant to Section 4.2 of this Agreement shall be excluded from Profits and Losses.

          "Regulations" means the income tax regulations promulgated under the Code, as such regulations may be amended from time to time.

          "Reserves" means amounts set aside to pay future costs or expenses that are anticipated to exceed cash available to pay such costs or expenses when due, as determined in the sole discretion of the Managers.

          "Tax Matters Member" means the person designated to serve as the "tax matters partner" under (S) 6231(a)(7) of the Code, as provided in Section 6.4 of this Agreement.

          "Unit" means an ownership interest in the Company, including all of the rights and obligations in connection therewith under this Agreement and the Act.

          "Unpaid Preferred Return" means the Preferred Return to the date for which the Unpaid Preferred Return is being determined, reduced (but accrued not below zero) by all prior distributions pursuant to Sections 3.1(a) and 3.2(a) and amounts treated as payments with respect to the Unpaid Preferred Return pursuant to Section 2.5.

     1.2  Continuation; Name.  The Company shall be continued by the Members as
          ------------------
a limited liability company pursuant to the Act and the terms of this Agreement. Whenever the terms of this Agreement conflict with the Act, the terms of this Agreement shall control, except with respect to any matters contained in the Act that cannot be modified or waived by a limited liability company agreement. The Company shall be operated under the name "U.S. Castings, LLC." The Managers shall file such certificates and documents as are necessary to continue the Company as a limited liability company and to qualify the Company to conduct business in any jurisdiction in which the Company conducts business.

     1.3  Registered Agent and Office; Principal Office.  The registered agent
          ---------------------------------------------
and office of the Company required under the Act shall be as designated in the Certificate, and may be changed by the Managers in accordance with the Act. The principal business office

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of the Company shall be located at 14351 Shamel Street, Entiat, WA 98822, or such other address as shall be designated by the Managers with written notice to the Members.

     1.4  Purpose.  The purpose and business of the Company is to engage in any
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business activity that may be lawfully carried on by a limited liability company. The Company is authorized to do any and all acts and things necessary, appropriate, advisable, incidental to, or convenient for the furtherance and accomplishment of its purposes, and for the protection and benefit of the Company.

     1.5  Term.  The term of the Company commenced on the date of filing of the
          ----
Certificate, and the Company shall continue until the Company is terminated in accordance with Section 8.1 of this Agreement.

     1.6  Title to Property.  All real and personal property owned by the
          -----------------
Company shall be owned by the Company as an entity and no Member shall have any ownership interest in such property in the Member's individual name or right, and each Member's Units shall be personal property for all purposes. The Company shall hold all of its real and personal property in the name of the Company and not in the name of any Member.

     1.7  Waiver of Partition.  No Member shall either directly or indirectly
          -------------------
take any action to require partition or appraisement of the Company or of any of its assets or properties or cause the sale of any Company property, and notwithstanding any provisions of applicable law to the contrary, each Member hereby irrevocably waives any and all right to maintain any action for partition or to compel any sale with respect to such Member's Units, or with respect to any assets or properties of the Company, except as expressly provided in this Agreement.

     1.8  No State-Law Partnership.  The Members intend that the Company not be
          ------------------------
a partnership, and that no Member be a partner of any other Member, for any purposes other than federal and state tax purposes, and this Agreement shall not be construed to suggest otherwise.

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                                   SECTION 2
                CAPITAL CONTRIBUTIONS; UNITS; CAPITAL ACCOUNTS
                ----------------------------------------------

     2.1  Capital Contributions and Units.  The Class B Member has made its
          -------------------------------
Capital Contribution in cash in the amount set forth on Exhibit "A" attached hereto. The Class A Member has made its Capital Contribution in property with an agreed fair market value set forth on Exhibit "A" attached hereto. The Class B Member has been issued Ninety Thousand (90,000) Class B Units with no par value in exchange for its Capital Contribution, and the Class A Member shall be issued Nine Thousand (9,000) Class A Units, par value One Hundred Dollars ($100) per Class A Unit in exchange for its Capital Contribution. The Managers may cause the Company to issue additional Class B Units or any new Class of Units, with such terms and conditions as shall be determined by the Managers, provided that no such Units shall have any rights to distributions or "put" rights that are equal or preferential to the rights of the Class A Units or the Class B Units (including, but not necessarily limited to the "Put" rights set forth in Section 2.5 hereinafter) without the consent of the holders of a majority of the Percentage Interests of the Class A Units or Class B Units, as the case may be.

     2.2  Additional Capital Contributions.  No Member shall be obligated to
          --------------------------------
make any additional Capital Contributions to the Company.

     2.3  Percentage Interests.  Each Member's Percentage Interest shall be
          --------------------
determined separately with respect to each Class of Units, and shall be the percentage determined by dividing the number of Units within the Class owned by the Member by the total number of Units within the Class issued and outstanding.

     2.4  Capital Accounts.  A Capital Account shall be maintained and adjusted
          ----------------
for each Member in accordance with the following provisions:

          2.4.1  Additions to Capital Accounts.  To each Member's Capital
                 -----------------------------
Account there shall be added the Member's Capital Contributions and the Member's distributive share of Profits and any items of income or gain which are allocated separately from Profits under Section 4.2.

          2.4.2  Subtractions from Capital Accounts.  From each Member's Capital
                 ----------------------------------
Account there shall be subtracted the amount of money and the Book Value of any Company property distributed to the Member (net of any liabilities to which the property is subject or that are assumed by the Member in connection with the distribution), and the Member's distributive share of Losses and any items of expenses or losses which are allocated separately from Losses under Section 4.2.

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          2.4.3  Transfers.  If any Unit is transferred in accordance with the
                 ---------
terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Unit.

          2.4.4  Book Values.  For purposes of determining a Member's Capital
                 -----------
Contributions and Capital Account, property held by the Company shall be taken into account in accordance with the following provisions:

                 (a) The Book Value of any property contributed by a Member to the Company initially shall be the gross fair market value of the property.

                 (b) The Book Value of all Company property shall be adjusted to equal the respective gross fair market values of the property as of the following times: (i) the acquisition of additional Units by any new or existing Member in exchange for services or more than a de minimis Capital Contribution;
                                               -- -------
(ii) the distribution by the Company to a Member of more than a de minimis
                                                                -- -------
amount of Company property as consideration for any Units; or (iii) the liquidation of the Company within the meaning of Regulation (S) 1.704-1(b)(2)(ii)(g). The Book Value of any Company property that is distributed to a Member shall be adjusted to equal the gross fair market value of such property immediately before such distribution.

                 (c) The Book Values of Company property shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such property pursuant to (S) 734(b) or (S) 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulation (S) 1.704-1(b)(2)(iv)(m).

                 (d) The Book Value of Company property shall be adjusted by the Depreciation taken into account with respect to such property.

          2.4.5  Compliance with Regulations.  The foregoing provisions of this
                 ---------------------------
Agreement relating to the maintenance of Capital Accounts are intended to comply with (S) 704(b) of the Code and the Regulations issued thereunder, and shall be interpreted and applied in a manner consistent with such Regulations. If the Managers determine that it is appropriate to modify the manner in which the Capital Accounts are computed in order to comply with such Regulations, the Managers may make such modification, provided that such modification shall not have a material effect on the amounts distributable to any Member upon the dissolution of the Company.

     2.5  Class A Unit Put Rights.  At each anniversary of the Closing Date,
          -----------------------
subject to any restrictions and terms or conditions imposed upon the Company pursuant to any senior or subordinated loan agreements, any holder of Class A Units may elect to require the Company to purchase from such holder up to the lesser of (i) 1,800 Class A Units, or (ii) the

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number of whole Class A Units that may be purchased for the purchase price set forth herein without exceeding the Issuer Cap.  The put right conferred by this
Section 2.5 shall not be cumulative, so the failure to exercise the put right in any year shall not increase the number of Class A Units that may be put to the Company in any subsequent year. The amount paid by the Company to redeem a Class A Unit pursuant to the exercise of the put right shall be the par value of the Class A Unit, plus payment of the Unpaid Preferred Return allocable to the Class A Unit. Any election pursuant to this Section 2.5 shall be made by providing written notice delivered to the Company within twenty (20) days after the anniversary of the Closing Date. The Class A Units purchased pursuant to the election shall be surrendered free and clear of all liens and encumbrances and canceled effective as of the last day of the calendar year, and the Company shall pay the purchase price for the surrendered Class A Units on the effective date of such purchase.

     2.6  No Deficit Make-Up.  No Member shall be obligated to the Company or to
          ------------------
any other Member solely because of a deficit balance in such Member's Capital Account.

                                   SECTION 3
                                 DISTRIBUTIONS
                                 -------------

     3.1  Distributions of Net Ordinary Proceeds.  Net Ordinary Proceeds shall
          --------------------------------------
be distributed as follows:

          (a) First, among the holders of the Class A Units until the Unpaid Preferred Return has been reduced to zero;

          (b)  Then to Members in accordance with Section 3.6;

          (c)  Then, among the holders of the Class B Units.

     3.2  Distributions of Net Capital Proceeds.  Net Capital Proceeds will be
          -------------------------------------
distributed as follows:

          (a) First, among the holders of the Class A Units until the Unpaid Preferred Return has been reduced to zero;

          (b)  Then to the Members as required by Section 3.6;

          (c) Then, among the holders of the Class A Units until they have received distributions pursuant to this Section 3.2(b) equal to the par value of their outstanding Class A Units (and each holder of Class A Units shall surrender to the Company the number of Class A Units determined by dividing the amount of the distribution received by such holder pursuant to this Section 3.2(b) by the par value of the Class A Units);

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          (c)  Then, among the holders of the Class B Units.

     3.3  Amounts Withheld.  The Company is authorized to withhold from
          ----------------
distributions or with respect to allocations and pay over to any federal, state, local, or foreign government any amounts required to be withheld pursuant to any provisions of federal, state, local, or foreign law. All amounts so paid shall be treated as amounts distributed to the Members pursuant to this Agreement. To the extent any amount withheld with respect to a Member pursuant to this Section
3.3 for any year exceeds the amount distributable to such Member for such year, such Member shall repay such excess to the Company within ten (10) days after such Member receives written notice from the Company of the amount of such excess.

     3.4  Sharing of Distributions Among Class Members.  All amounts distributed
          --------------------------------------------
to the Class B Members shall be allocated among the Class B Members in accordance with their Percentage Interests, and all amounts distributed to the Class A Members shall be allocated among the Class A Members in accordance with their Percentage Interests.

     3.5  Distributions in Kind.  The Managers may authorize the distribution to
          ---------------------
the Members of property other than cash upon consent of the receiving Members. All such distributions shall be made based upon the fair market value of such property at the time of distribution.

     3.6  Tax Distributions to Members. The Managers shall use all reasonable
          ----------------------------
efforts, subject to applicable covenants and restrictions contained in the Company loan agreements and other agreements or obligations to which the Company or its properties are subject, to cause the Company to distribute to the Members in respect of each Fiscal Year of the Company, an amount of cash which in the good faith judgment of the Managers equals (i) the amount of net Profits allocable to the Members in respect of such Fiscal Year, multiplied by (ii) the combined maximum federal, state and local income tax rate attributable to such Profits (including in the computation of such income tax rate, taxes based on income whether or not denominated as an "income tax" and taking into account the deductibility of state income taxes for federal income tax purposes). Such distributions shall be allocated among the Members in proportion to their respective Percentage Interest and between Class B and Class A on a pro rata basis in accordance with the number of Membership Units represented by each class. Such distribution shall be made on a quarterly or other basis as shall be determined by the Managers in their sole discretion.

                                   SECTION 4
                              PROFITS AND LOSSES
                              ------------------

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     4.1  General Allocation of Profits and Losses.  After taking into account
          ----------------------------------------
any special allocations pursuant to Section 4.2 and subject to any limitations contained therein, Profits or Losses for each year shall be allocated among the Members in accordance with this Section 4.1.

          4.1.1  Profits.  Profits shall be allocated among the Members as
                 -------
follows:

                 (a) First, Profits shall be allocated in the reverse order that Losses have been allocated pursuant to Section 4.1.2 until the Members have been allocated cumulative Profits for all years pursuant to this Section 4.1.1(a) equal to the cumulative Losses allocated pursuant to Section 4.1.2 for all such years;

                 (b) Then, Profits shall be allocated to the Class A Members until the Class A Members have been allocated cumulative Profits for all years pursuant to this Section 4.1.1(b) equal to the Preferred Return paid or accrued for such years;

                 (c) Thereafter, Profits shall be allocated to the Class B Members.

          4.1.2  Losses.  Losses shall be allocated among the Members as
                 ------
follows:

                 (a) First, Losses shall be allocated to the Class B Members until the Class B Members' Capital Account balances have been reduced to zero;

                 (b) Then, Losses shall be allocated to the Class A Members until the Class A Members' Capital Account Balances have been reduced to zero;

                 (c) Thereafter, Losses shall be allocated to the Class B
Members.

     4.2  Special Allocations.
          -------------------

          4.2.1  Limitation on Allocation of Items of Loss or Deduction.  No
                 ------------------------------------------------------
Company items of loss or deduction may be allocated to any Member to the extent such allocation would result in an Adjusted Capital Account deficit balance for such Member. Any items of loss or deduction that are prohibited to be allocated to a Member under the preceding sentence shall be reallocated among the other Members to whom such limitation does not apply in accordance with their relative Percentage Interests. If, at the end of a year, any Member has an Adjusted Capital Account deficit balance, such Member shall be allocated items of gross income and gain to the extent necessary to eliminate such deficit balance.

          4.2.2  Nonrecourse Deductions and Company Minimum Gain Chargeback.
                 ----------------------------------------------------------
Nonrecourse Deductions shall be allocated among the Class B Members in

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accordance with their Percentage Interests.  If there is a net decrease in
Company Minimum Gain for any year, each Member shall be allocated the next available items of income and gain for such year (and for subsequent years if necessary) equal to such Member's share of the net decrease in Company Minimum Gain as determined in accordance with Regulation (S) 1.704-2(g) and the "minimum gain chargeback" requirement of Regulation (S) 1.704-2(f).

          4.2.3  Member Nonrecourse Deductions and Chargeback.  Member
                 --------------------------------------------
Nonrecourse Deductions for any year shall be allocated to the Member who bears the economic risk of loss with respect to the Member Nonrecourse Debt to which such Member Nonrecourse Deductions are attributable as determined under Regulation (S) 1.704-2(i). If there is a net decrease in Member Nonrecourse Debt Minimum Gain in any year, each Member shall be allocated items of income and gain for such year (and for subsequent years if necessary) equal to such Member's share of the net decrease in Member Nonrecourse Debt Minimum Gain in accordance with Regulation (S) 1.704-2(i)(4).

          4.2.4  Qualified Income Offset.  Any Member who unexpectedly receives,
                 -----------------------
with respect to the Company, an adjustment, allocation, or distribution of any item described in subsections (4), (5), or (6) of Regulation (S) 1.704-1(b)(2)(ii)(d) shall be allocated items of income and gain in an amount sufficient to eliminate such Member's Adjusted Capital Account deficit balance arising thereby as quickly as possible, in accordance with the "qualified income offset" rule of Regulation (S) 1.704-1(b)(2)(ii)(d)(3).

          4.2.5  Curative Allocations.  The special allocations set forth in
                 --------------------
this Section 4.2 are intended to comply with the requirements of the Regulations under (S) 704(b) of the Code. It is the intent of the Members that all such special allocations shall be offset with other special allocations.
Accordingly, to the extent consistent with the Regulations, to the extent that any such special allocations are made to a Member, subsequent offsetting special allocations shall be made to such Member such that the net amount of all items of income, gain, loss and deduction allocated to each Member is the same that would have been allocated to each Member if no special allocations had been made to any Member, taking into account future special allocations that, although not yet made, are likely to offset previous special allocations.

     4.3  Allocation During Year.  For purposes of determining Profits, Losses,
          ----------------------
or any other items allocable to any period ending on a date other than the last day of the Company's year, Profits, Losses, and items of income, gain, loss and deduction shall be allocated among such periods in accordance with (S) 706 of the Code and the Regulations thereunder, using such allocation method (pro rata or interim closing of the books or other method permitted by the Regulations) as shall be determined by the Managers.

     4.4  Tax Allocations.
          ---------------

          4.4.1  General Allocation.  Except as otherwise provided in this
                 ------------------
Section 4.4, items of income, gain, loss and deduction as determined for federal income tax purposes shall be allocated in the same manner as the related items of Profits, Losses, or specially allocated items. Tax credits shall be allocated in accordance with Regulation (S) 1.704-1(b)(4)(ii).

          4.4.2  Contributed Property.  In accordance with (S) 704(c) of the
                 --------------------
Code and the Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its Book Value.

          4.4.3  Revaluations.  If the Book Value of any Company property is
                 ------------
adjusted pursuant to Section 2.4.4(b) of this Agreement, income, gain, loss and deduction with respect to such property shall be allocated among the Members so as to take account of any variation between the adjusted basis of such property for federal income tax purposes and its Book Value in the same manner as under
(S) 704(c) of the Code and the Regulations thereunder.

          4.4.4  No Effect on Capital Accounts.  Allocations pursuant to this
                 -----------------------------
Section 4.4 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, or other items or distributions pursuant to any provision of this Agreement.

          4.4.5  Allocation Method.  The method for making allocations pursuant
                 -----------------
to Section 4.4.2 shall be such method permitted by Regulation (S) 1.704-3 as shall be selected by the Managers.

     4.5  Allocations Among Class Members.  All Profits, Losses, and items of
          -------------------------------
income, gain, loss, deduction, and credit allocated to the Class B Members shall be allocated among the Class B Members in accordance with their Percentage Interests. All Profits, Losses, and items of income, gain, loss, deduction, and credit allocated to the Class A Members shall be allocated among the Class A Members in accordance with their Percentage Interests.

                                   SECTION 5
                             MANAGEMENT OF COMPANY
                             ---------------------

     5.1  General Provisions Concerning Management.  The powers of the Company
          ----------------------------------------
shall be exercised by or under the authority of, and the business and affairs of the Company shall be managed under the direction of, the Managers. All actions by the Managers on behalf of the Company shall require the consent of at least one (1) of the Managers. No Member (other than in such Person's capacity as a Manager) has the authority or power to act for or on behalf of the Company, to do any act that would be binding on the Company or to incur any expenditures on behalf of the Company. The Class A Members shall have no right to vote on any matter affecting the Company.

     5.2  Number and Term of Office.  The Company shall have two (2) Managers.
          -------------------------
Each Manager shall be appointed by the Class B Members holding a majority of the Class B Units. John R. Thach and Keith L. Sterling are the initial Managers. Each Manager shall serve until death, resignation, or removal in accordance with this Agreement.

     5.3  Vacancies; Removal; Resignation.  A Manager may resign at any time
          -------------------------------
upon giving written notice of resignation to all of the other Managers. A Manager may be removed at any time (with or without cause) by the Class B Members holding a majority of the Class B Units and under no other circumstances. If a Manager ceases to serve as a Manager at any time for any reason, the resulting vacancy shall be filled by a Manager designated by the Class B Members holding a majority of the Class B Units.

     5.4  Meetings of Managers; Written Consents.   Meetings of the Managers may
          --------------------------------------
be called by or at the request of any Manager. Any Manager may participate in a meeting of the Managers by means of conference telephone or similar communications equipment by means of which all Persons participating in the meeting can hear and speak to each other at the same time or in sequence, and participation in a meeting pursuant to this provision shall constitute presence
at the meeting.   Any action required or permitted to be taken at a meeting of the Managers may be taken without a meeting if a consent, in writing, setting forth the action so taken shall be signed by the Managers required to approve such action.

     5.5  Contracts with Affiliates.  The Managers, on behalf of the Company,
          -------------------------
may enter into contracts and agreements for property or services with any Manager, Member, or any Affiliate of a Manager or Member, provided such contracts and agreements are reasonably necessary to the business of the Company and are on terms and conditions which are reasonable and fair to the Company and its Members in the context of the value of the property or services so provided.

     5.6  Company Expenses.  All expenses of the Company shall be billed
          ----------------
directly to and be paid by the Company. Each Manager shall be reimbursed for all expenses incurred by it for or on behalf of the Company. The Managers shall be entitled to such reasonable fees for serving as Managers.

     5.7  Officers.  The Managers shall have the authority to establish such
          --------
officers of the Company as the Managers shall determine, and to appoint individuals to serve as such officers, including without limitation (i) a Chief Executive Officer; (ii) a President and/or Chief Operating Officer, (iii) one or more Vice Presidents, (iv) a Treasurer and/or Chief Financial Officer, and (v) a Secretary and an Assistant Secretary. Each such officer shall have such management powers and authorities as the Managers shall from time to time delegate to such officer. An individual may hold more than one office at any time.

                                   SECTION 6
                 BOOKS AND RECORDS; TAX AND FINANCIAL MATTERS
                 --------------------------------------------

     6.1  Books and Records.  Proper and complete records and books of account
          -----------------
of the Company, including the names, addresses, and Units of all Members, shall be maintained at the principal place of business of the Company. Each Member or duly authorized personal representative of a Member shall have access and the right to inspect such books and records during normal business hours, provided any information obtained thereby may be used solely for purposes related to the business of the Company.

     6.2  Fiscal Year.  The fiscal year of the Company shall end on the last day
          -----------
of the month of December each year, unless a different fiscal year is specified by the Managers or required by the Code.

     6.3  Reports and Tax Returns.  The Company books shall be closed and
          -----------------------
balanced at the end of each fiscal year. As soon as practicable after the end of each year, the Managers shall transmit to each Person who was a Member at any time during the year the Schedule K-1 (form 1065) for the Member for such year and a copy of the related Form 1065 and attachments. The Managers shall cause to be prepared and filed all tax returns for the Company, and all tax elections concerning the Company shall be made at the direction of the Managers. Each Member agrees that it shall not, without the consent of the Managers, take any position on any of its original or amended income tax returns or claims for refund any position with respect to any Company item of income, gain, loss, deduction, or credit that is inconsistent with the treatment of such item by the Company on the Schedule K-1.

     6.4  Tax Matters Member. The Managers shall designate a Member to be the
          ------------------
Tax Matters Member. The Tax Matters Member shall, at the direction of the Managers, exercise all of the authority of a "tax matters partner" under the Code.

     6.5  Banking.  All funds of the Company shall be deposited in the name of
          -------
the Company in such checking account or accounts as shall be designated by the Managers. All withdrawals therefrom are to be made upon checks signed by a Person or Persons authorized by the Managers.

                                   SECTION 7
                    TRANSFERS, ADMISSIONS, AND WITHDRAWALS
                    --------------------------------------

     7.1  Transfers.  Except as provided in this Agreement, no Member shall
          ---------
transfer, sell, assign, encumber, or otherwise dispose of all or any portion of the Member's Interest, including without limitation by way of liquidation, dissolution, merger, consolidation, division, or other reorganization of a Member, without the consent of all of the Managers and, if requested by the Managers, only after the Company receives an opinion of counsel, satisfactory in form and substance to the Managers, that (A) neither the offering nor the transfer will violate any Federal or state securities law or regulations, and (B) such transfer will not cause a termination of the Company pursuant to Section 708(b)(1)(B) of the Code or cause the Company to be treated as other than a partnership for federal income tax purposes. Any purported transfer, sale, assignment, encumbrance, or other disposition in violation of this Agreement shall be null and void. The transferee shall pay all costs and expenses incurred by the Company in connection with such transfer. Any permitted transferee of a Unit who is not admitted as a Member in accordance with Section 7.2 of this Agreement shall have the right to the distributions and the Profits, Losses, and items of income, gain, loss, deduction, and credit allocable to the transferred Unit, but shall have no other rights as a Member under this Agreement or the Act. Any distribution by the Company to the Person shown on the Company records as a Member or a Member's legal representative or permitted assignee shall relieve the Company and the Managers of all liability to any other Person who may be interested in such distribution by reason of any other assignment or transfer of such Member's Unit for any reason.

     7.2  Admissions.
          ----------

          7.2.1  Transferees.  No transferee of a Unit shall be admitted as a
                 -----------
Member of the Company without the prior written consent of the Managers, and only if the transferee agrees to be legally bound by this Agreement as a Member and executes and delivers to the Managers such documents and instruments as are necessary or appropriate in connection with the transferee becoming a Member. The transferee shall pay all costs and expenses incurred by the Company in connection with such admission.

          7.2.2  Additional Members.  Subject to Section 2.1, the Managers shall
                 ------------------
have the authority to admit additional Members on such terms and conditions as the Managers shall determine.

     7.3  No Withdrawal.  No Member shall have the right to withdraw from the
          -------------
Company without the consent of the Managers prior to the dissolution and winding up of the Company.

     7.4  Incapacity of Member.  The Incapacity of a Member or occurrence of any
          --------------------
other event that terminates the continued membership of a Member in the Company shall not dissolve or terminate the Company. In the event of such Incapacity, provided the transfer of the Member's Units complies with Section 7.1, the executor, administrator, guardian, trustee or other personal representative or successor in interest of the Member affected by such Incapacity shall be deemed to be the assignee of such Member's Units and may, subject to Section 7.2, become a substituted Member.

                                   SECTION 8
                          TERMINATION AND DISSOLUTION
                          ---------------------------

     8.1  Dissolution Events. The Company shall be terminated and dissolved upon
          ------------------
the earliest to occur of the following events:

          8.1.1  Election of the Managers.  The election of the Managers to
                 ------------------------
dissolve the Company; or

          8.1.2  Judicial Dissolution.  Entry of a final decree of judicial
                 --------------------
dissolution pursuant to the Act.

     8.2  Liquidation.
          -----------

          8.2.1  Winding Up.  Upon the dissolution of the Company, the Company's
                 ----------
business shall be liquidated in an orderly manner. The Managers shall determine which Company property shall be distributed in-kind and which Company property shall be liquidated. Profits and Losses up to and including the liquidation shall be allocated among the Members in accordance with Section 4. The liquidation of Company property shall be carried out as promptly as is consistent with obtaining the fair value thereof.

          8.2.2  Payments and Distributions.  Company property or the proceeds
                 --------------------------
therefrom, to the extent sufficient therefor, shall be applied and distributed in the following order of priority, with no distribution being made in any category set forth below until each preceding category has been satisfied in full:

                 (a) To the payment and discharge of all of the Company's debts and liabilities, including any debts and liabilities owed to any Member, and to the expenses of liquidation;

                 (b) To the establishment of Reserves (which Reserves, to the extent no longer needed by the Company, shall be distributed in accordance with the order of priority set forth in Section (c) hereof);

                 (c) To and among the Members in accordance with Section 3 of this Agreement.

                                   SECTION 9
                        EXCULPATION AND INDEMNIFICATION
                        -------------------------------

     9.1  Exculpation.  No Indemnified Person shall be liable, responsible or
          -----------
accountable in damages or otherwise to the Company or any Member for any act or omission performed or omitted by the Indemnified Person, provided that the act or omission is not determined by a court to be due to the Indemnified Person's willful misconduct.

     9.2  Indemnification.  The Company shall indemnify and hold harmless each
          ---------------
Indemnified Person against any loss or damage (including attorneys" and other professional fees) incurred by the Indemnified Person on behalf of the Company or in furtherance of the Company's interests, without relieving the Indemnified
Person of liability for willful misconduct.   The Company is authorized to
purchase and maintain insurance to insure its indemnification obligations as set forth herein. The satisfaction of any indemnification shall be from and limited to Company's assets and the proceeds of any such insurance, and no Member shall have any liability on account thereof. The right to indemnification shall include the right to be paid or reimbursed by the Company the reasonable expenses incurred by the Indemnified Person in advance of the final disposition of any proceeding; provided, however, that the advance payment of such expenses shall be made only upon delivery to the Company of a written affirmation by such Indemnified Person of such Indemnified Person's good faith belief that the Indemnified Person has met the standard of conduct necessary for indemnification under this Agreement and a written undertaking, by or on behalf of such Indemnified Person, to repay all amounts so advanced if it shall ultimately be determined that such Indemnified Person is not entitled to be indemnified under this Agreement or otherwise.

                                   SECTION 10
                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     10.1 General.  As of the date hereof, each of the Members makes each of the
          -------
representations and warranties applicable to such Member as set forth in this
Section 10.1, and such representations and warranties shall survive the execution of this Agreement.

          10.1.1  Due Incorporation or Formation; Authorization of Agreement.
                  ----------------------------------------------------------
If such Member is a corporation, partnership, trust, limited liability company, or other legal entity, it is duly organized or formed, validly existing, and in good standing under the laws of the jurisdiction of its incorporation or formation and has the power and authority to own property and carry on its business as owned and carried on at the date hereof and as contemplated hereby. Such Member is duly licensed or qualified to do business and in good standing in each of the jurisdictions in which the failure to be so licensed or qualified would have a material adverse effect on its financial condition or its ability to perform its obligations hereunder, and the execution, delivery, and performance of this Agreement has been duly authorized by all necessary corporate or partnership or company action. This Agreement constitutes the legal, valid, and binding obligation of each Member.

          10.1.2  No Conflict or Default.  The execution, delivery, and
                  ----------------------
performance of this Agreement and the consummation by such Member of the transactions contemplated hereby (i) will not conflict with, violate, or result in a breach of any of the terms, conditions, or provisions of any law, regulation, order, writ, injunction, decree, determination, or award of any court, any governmental department, board, agency, or instrumentality, or any arbitrator, applicable to such Member, and (ii) will not conflict with, violate, result in a breach of, or constitute a default under any of the terms, conditions, or provisions of the articles of incorporation, bylaws, partnership agreement, or operating agreement of such Member, or of any material agreement or instrument to which such Member is a party or by which such Member is or may be bound or to which any of its material properties or assets are or may be subject.

          10.1.3  Governmental Authorizations.  Any registration, declaration or
                  ---------------------------
filing with or consent, approval, license, permit or other authorization or order by, any governmental or regulatory authority that is required in connection with the valid execution, delivery, acceptance, and performance by such Member under this Agreement or the consummation by such Member of any transaction contemplated hereby has been completed, made, or obtained on or before the effective date of this Agreement.

          10.1.4  Litigation.  There are no actions, suits, proceedings, or
                  ----------
investigations pending or, to the knowledge of such Member, threatened against or affecting such Member or any of such Member's properties, assets, or businesses in any court or before or by any governmental department, board, agency, instrumentality, or arbitrator which, if adversely determined, could (or in the case of an investigation could lead to any action, suit, or proceeding which, if adversely determined, could) reasonably be expected to materially impair such Member's ability to perform its obligations under this Agreement or to have a material adverse effect on the financial condition of such Member.

     10.2 Investment Representation.  This Agreement is made with each Member in
          -------------------------
reliance upon such Member's representation to the Company, which by executing this Agreement the Member hereby confirms, that such Member's Units are to be acquired for investment, and not with a view to the sale or distribution of any part thereof, and that such Member has no present intention of selling, granting participation in, or otherwise distributing the same. Each Member further represents that such Member does not have any contract, undertaking, agreement, or arrangement with any person to sell or transfer to any third person all or any part of such Member's Units. Each Member represents that such Member has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, and that such Member is an "accredited investor" as that term is defined in Regulation D promulgated by the Securities and Exchange Commission.

                                   SECTION 11

                                 MISCELLANEOUS
                                 -------------

     11.1 Notices.  All notices, approvals, consents, requests, instructions,
          -------
and other communications (collectively "Communications") required to be given in writing pursuant to this Agreement shall be validly given, made or served only if in writing and when delivered personally or by registered or certified mail, return receipt requested, postage prepaid, or by a reputable overnight or same day courier, addressed to the Company or the Member at the address that is on record at the principal office of the Company, or by facsimile transmission to the facsimile number on record at the principal office of the Company. Any such Communication shall be treated as given under this Agreement when the Communication is delivered to such address or facsimile number. The designation of the Person to receive such Communication on behalf of a Member or the address or facsimile number of any such Person for the purposes of such Communication may be changed from time to time by written notice given to the Company pursuant to this Section.

     11.2 Successors.  This Agreement shall inure to the benefit of and shall be
          ----------
binding upon all of the parties and their respective heirs, successors and assigns.

     11.3  Applicable Law.  This Agreement and the rights of the parties
           --------------
hereunder shall be interpreted in accordance with the laws of the State of Delaware, without regard to any conflicts of law rules or principles of such state.

     11.4 Amendment.  No change or modification to this Agreement shall be valid
          ---------
unless the same be in writing and signed by the Class B Members holding a majority of the Class B Units, provided, however, that no amendment to this Agreement shall (a) impair, prejudice, diminish, or otherwise materially negatively impact the rights of the Class A Members under this Agreement or (b) create a new Class of Members with rights as to dividends, liquidation preferences and redemption that are senior to the rights of the Class A Members, in either case without the consent of the Class A Members holding a majority of the Class A Units.

     11.5 Entire Agreement.   This Agreement contains the entire understanding
          ----------------
among the parties with respect to the subject matter hereof and supersedes any prior written or oral understandings and agreements between them respecting the subject matter hereof. There are no representations, agreements, arrangements, or understandings, oral or written, between or among the parties hereto relating to the subject matter of this Agreement which are not fully expressed herein.

     11.6 Severability.  If any provision of this Agreement or the application
          ------------
thereof to any Person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby but rather shall be enforced to the greatest extent permitted by law.

     11.7  Counterparts.  This Agreement may be executed simultaneously in one
           ------------
or more counterparts with the same effect as if all of the Members had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

     11.8  Construction.  When from the context it appears appropriate, each
           ------------
term stated either in the singular or the plural shall include the singular and the plural and pronouns stated either in the masculine, the feminine or the neuter shall include the masculine, the feminine and the neuter.

     11.9  Headings and Captions.  The headings and captions contained in this
           ---------------------
Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

     11.10 No Waiver.  The failure of any Member to insist upon strict
           ---------
performance of a covenant hereunder or of any obligation hereunder or to exercise any right or remedy hereunder, regardless of how long such failure shall continue, shall not be a waiver of such Member's right to demand strict compliance therewith in the future unless such waiver is in writing and signed by the Member giving the same.

     11.11 Other Business and Investment Ventures.  Each Member and Manager may
           --------------------------------------
engage in other business or investment ventures, including business or investment ventures in competition with the Company, and neither the Company nor the other Members shall have any rights in such business or investment ventures.

     11.12 Additional Instruments.  Each Member agrees to execute and deliver
           ----------------------
such additional agreements, certificates, and other documents as may be necessary or appropriate to carry out the intent and purposes of this Agreement.

     IN WITNESS WHEREOF, the Members have executed this Agreement as of the day and year first above written.


               CLASS B MEMBER:

               ADVANCED ALUMINUM, LLC

                By: /s/ John R. Thach
                    ---------------------------------
                    Name:  John R. Thach
                    Title: Manager

                By: /s/ Keith L. Sterling
                    ---------------------------------
                    Name:  Keith L. Sterling
                    Title: Manager

                              U.S. Castings, LLC
                      Limited Liability Company Agreement
                                  Exhibit "A"

                   MEMBERS' CAPITAL CONTRIBUTIONS AND UNITS
                   ----------------------------------------

                                           Capital                       Class B                          Class A
Members                                 Contribution                      Units                            Units
-------                                 ------------                      -----                            -----
Class B Members
---------------

Advanced Aluminum, LLC                    $_________                      90,000                          0


Class A Member
--------------

None